MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 29, 2014

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2014

LORD ABBETT BOND DEBENTURE PORTFOLIO

Effective October 1, 2014, in the section entitled “Appendix C – Portfolio Managers,” the information pertaining to Lord Abbett Bond Debenture Portfolio (the “Portfolio”) is amended to reflect that Christopher J. Towle is no longer portfolio manager of the Portfolio. Mr. Towle will be replaced by Steven F. Rocco and Robert A. Lee as portfolio managers of the Portfolio. As of June 30, 2014 neither Mr. Rocco nor Mr. Lee beneficially owned equity securities of the Portfolio.

The disclosure in Appendix C with respect to the Portfolio concerning other accounts managed is deleted and replaced in its entirety with the following:

Lord Abbett Bond Debenture Portfolio

Other Accounts Managed (1)

Name of Portfolio Manager	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Steven F. Rocco, CFA	Registered Investment Companies	1	$3,490,100,000	0	N/A

	Other Pooled Investment Vehicles	3	$4,542,500,000	0	N/A

	Other Accounts	2	$365,300,000	0	N/A

Robert A. Lee	Registered Investment Companies	18	$69,033,200,000	0	N/A

	Other Pooled Investment Vehicles	5	$366,500,000	0	N/A

	Other Accounts	3,025	$4,341,400,000(2)	0	N/A

(1)	Information concerning other accounts managed is as of June 30, 2014.

(2)	Does not include $813.4 million for which Lord Abbett provides investment models to managed account sponsors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE